Exhibit 10.21
EXECUTION COPY
AMENDMENT NO. 4
Dated as of May 3, 2011
to
CREDIT AGREEMENT
Dated as of March 15, 2010
THIS AMENDMENT NO. 4 (this “Amendment”) is made as of May 3, 2011 by and among Kendle International Inc., an Ohio corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent‘), under that certain Credit Agreement dated as of March 15, 2010 by and among the Borrower, the Lenders and the Administrative Agent as amended by Amendment No. 1 to Credit Agreement, dated as of April 27, 2010, Amendment No. 2 to Credit Agreement, dated as of January 24, 2011 and Amendment No. 3 to Credit Agreement, dated as of April 28, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
Section 6.05 of the Credit Agreement is hereby amended to delete the words “(or agree to do any of the foregoing at any future time)” appearing therein.
Section 6.06 of the Credit Agreement is hereby amended to delete the words “or agree to effect any Asset Sale,” appearing therein.
Section 6.11 of the Credit Agreement is hereby amended to delete the words, “(or give any notice in respect thereof)” appearing therein.
Section 6.12 of the Credit Agreement is hereby amended to insert the following prior to the period at the end thereof:
“or (xiii) customary provisions in asset purchase or sale agreements or agreements and plans of merger relating to any sale, transfer or disposition of assets pending the effectiveness of such purchase, sale or merger transaction”

Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors, and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced on or prior to the date hereof, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents and payable by the Borrower pursuant to the Credit Agreement.
Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct, except for representations and warranties made with reference solely to an earlier date in which case such representations and warranties shall have been true and correct as of such earlier date.
Reference to and Effect on the Credit Agreement.
Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

KENDLE INTERNATIONAL INC., as the Borrower
By:
Name:
Title:
Signature Page to Amendment No. 4 to
Credit Agreement dated as of March 15, 2010
Kendle International Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent
By:
Name:
Title:
Signature Page to Amendment No. 4 to
Credit Agreement dated as of March 15, 2010
Kendle International Inc.

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Kendle International Inc., an Ohio corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 4 is dated as of May 3, 2011 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated as of May 3, 2011
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

AAC CONSULTING GROUP, INC.		ACER/EXCEL INC.

By:		By:
	Name:		Name:
	Title:		Title:

KENDLE AMERICAS HOLDING INC.		KENDLE AMERICAS INVESTMENT INC.

By:		By:
	Name:		Name:
	Title:		Title:

KENDLE AMERICAS MANAGEMENT INC.		KENDLE INTERNATIONAL CPU LLC

By:		By:
	Name:		Name:
	Title:		Title:

KENDLE DELAWARE LLC		KENDLE NC LLC

By:		By:
	Name:		Name:
	Title:		Title: